UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

ARTHUR J. GALLAGHER & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-09761	36-2151613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2850 W. Golf Road, Rolling Meadows, Illinois	60008-4050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 773-3800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AJG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On December 6, 2022, the Board of Directors of Arthur J. Gallagher & Co. (the “Company”) approved and adopted amended and restated by-laws of the Company to reflect the amendments summarized below (as so amended and restated, the “Amended and Restated By-Laws”), effective immediately.

Among other things, the amendments effected by the Amended and Restated By-Laws: (i) update certain procedural requirements related to director nominations by stockholders in light of the recently adopted Rule 14a-19 under the Exchange Act (the “Universal Proxy Rules”) and (ii) reflect certain other changes related to the Universal Proxy Rules, including requiring (1) additional background information and disclosures regarding stockholders proposing director nominations and other business, director nominees proposed by stockholders, and other persons related to a stockholder’s solicitation of proxies (Sections 2.9 and 2.10); (2) any stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act and the Amended and Restated By-Laws and to provide evidence that the stockholder has complied with such requirements (Section 2.10); (3) any nominee proposed by a stockholder to deliver a written questionnaire with respect to the nominee’s background and qualifications as well as provide any other questionnaires or information that may be necessary to assess the nominee’s qualifications and eligibility for board service (Section 2.9); and (4) a proposing stockholder to provide the Company with confirmation that information submitted by the stockholder is accurate if so requested (Section 2.9).

The Amended and Restated By-Laws also: (i) provide that a white proxy card is reserved solely for use by the Company’s Board of Directors (Section 2.10) and (ii) update and conform various provisions to reflect the latest amendments to the Delaware General Corporation Law (the “DGCL”), including: (1) clarifying the adjournment procedures for virtual meetings of stockholders (Section 2.12); (2) eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders (Section 2.5); and (3) expressly opting out of Section 116 of the DGCL that regulates the manner of delivery, execution and memorialization of documents, but would allow the Company to waive that requirement with respect to individual documents (Section 2.17). The Amended and Restated By-Laws also incorporate other non-substantive, ministerial, clarifying and conforming changes.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the Amended and Restated By-Laws which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated By-Laws of Arthur J. Gallagher & Co.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arthur J. Gallagher & Co.

Date: December 6, 2022	/s/ WALTER D. BAY
Walter D. Bay
Vice President, General Counsel and Secretary